                                                                EXHIBIT 10(12.5)

                                 FIFTH AMENDMENT


         THIS FIFTH AMENDMENT (this "Amendment") dated as of February 14, 2000 is to the Amended and Restated Credit Agreement (as previously amended or otherwise modified, the "Credit Agreement") dated as of July 25, 1997 among LAYNE CHRISTENSEN COMPANY (the "Company"), LAYNE CHRISTENSEN AUSTRALIA PTY LIMITED ("Layne Australia"), various financial institutions and BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent (in such capacity, the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement which provides for (i) the Banks to make U.S. Loans to the Company from time to time, (ii) the Australian Banks to make Australian Loans to Layne Australia from time to time, and (iii) the Issuer to issue Letters of Credit for the account of the Company (or jointly for the account of the Company and any Subsidiary) from time to time and for the Banks to purchase participations therein; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects, and the Banks have agreed to waive certain provisions of the Credit Agreement, in each case as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on the date of the effectiveness of this Amendment pursuant to SECTION 4 below, the Credit Agreement shall be amended as set forth in this SECTION 1.

        1.1 ADDITIONAL DEFINITIONS. The following definitions are added to
Section 1.1 in appropriate alphabetical sequence:

                  "BENEFITED OBLIGATIONS has the meaning set forth in the Intercreditor Agreement."

                  "BENEFITED PARTIES has the meaning set forth in the Intercreditor Agreement."

                  "COLLATERAL AGENT means BofA in its capacity as collateral agent under the Intercreditor Agreement, together with any successor thereto in such capacity."

                  "COLLATERAL DOCUMENTS means the Security Agreement, the Pledge Agreement and any other document or instrument pursuant to which the Company or any Subsidiary grants to the Collateral Agent, for the benefit of the Benefited Parties, a security interest in any of its property to secure the payment of any of the Benefited Obligations."

                  "INTERCREDITOR AGREEMENT means the Intercreditor Agreement dated as of February 14, 2000 among the Agent, the Collateral Agent and various other parties substantially in the form of EXHIBIT E to the Fifth Amendment to this Agreement; provided that upon the release of collateral pursuant to clause (i) of the first sentence of subsection 9(g) of such Intercreditor Agreement, "Intercreditor Agreement" shall mean the Existing Intercreditor Agreement referred to in such subsection 9(g)."

                  "PLEDGE AGREEMENT means the Pledge Agreement among the Company, various Subsidiaries and the Collateral Agent substantially in the form of EXHIBIT C to the Fifth Amendment to this Agreement."

                  "SECURITY AGREEMENT means the Security Agreement among the Company, various subsidiaries and the Collateral Agent substantially in the form of EXHIBIT B to the Fifth Amendment to this Agreement."

         1.2 AMENDMENTS TO DEFINITIONS. The definition of "Interest Coverage Ratio" in Section 1.1 is amended by deleting the words "Adjusted EBITA" therein and substituting the words "Adjusted EBITDA" therefor; and the definitions of "Aggregate Australian Commitment" and "Loan Documents" in Section 1.1 are amended in their entirety to read as follows:

                  "AGGREGATE AUSTRALIAN COMMITMENT means at any time an amount equal to the lesser of (a) the Aggregate Commitment and (b) a Dollar Equivalent amount of U.S.$15,000,000.

                   LOAN DOCUMENTS means this Agreement, the Notes, the Letter of Credit Applications, the Guaranty and the Collateral Documents."

        1.3 AMENDMENT TO MINIMUM INTEREST COVERAGE RATIO. Section 10.6.1 is amended in its entirety to read as follows:

                "10.6.1 MINIMUM INTEREST COVERAGE. Not permit the Interest Coverage Ratio for any Computation Period to be less than the applicable ratio set forth below for such Computation Period:

                     Computation Period           Minimum Interest
                          Ending                   Coverage Ratio
                     -------------------          ----------------
                     04/30/00 - 10/31/00              2.65 to 1
                     01/31/01 - 04/30/01              3.00 to 1
                     Thereafter                       3.50 to 1."

        1.4 AMENDMENT TO MAXIMUM LEVERAGE RATIO. Section 10.6.2 is amended in its entirety to read as follows:

                "10.6.2 MAXIMUM LEVERAGE. Not permit the Leverage Ratio as of the end of any Fiscal Quarter to exceed the applicable ratio set forth below for such Fiscal Quarter:

            Fiscal Quarter                                  Maximum
                Ending                                    Leverage Ratio
            --------------                                --------------
               04/30/00 - 7/31/00                           4.75 to 1
               10/31/00                                     4.50 to 1
               01/31/01 - 04/30/01                          4.00 to 1
               07/31/01                                     3.50 to 1
               10/31/01 - 01/31/02                          3.00 to 1
               04/30/02 and thereafter                      2.75 to 1."

        1.5 AMENDMENT TO LIEN COVENANT. Section 10.8 is amended by deleting the word "and" after clause (m) thereof and replacing the existing clause (n) thereof with the following clauses (n) and (o):

                           "(n) Liens arising under the Collateral Documents;
                  and

                            (o) other Liens, in addition to Liens permitted by
                  CLAUSES (a) through (d) and (f) through (n), securing aggregate Debt which, when aggregated with the Debt permitted to be outstanding pursuant to SECTION 10.7(u), shall not exceed a Dollar Equivalent amount of U.S.$7,500,000."

        1.6 AMENDMENT TO SECTION 10.9. Section 10.9 is amended by (i) deleting the amount "U.S.$5,000,000" therein and (ii) substituting the amount "U.S.$7,500,000" therefor.

        1.7 AMENDMENT TO SECTION 10.11(i). Clause (i) of Section 10.11 is amended in its entirety to read as follows:

                           "(i) Investments made by the Company in joint
                  ventures or corporations that are not Subsidiaries; PROVIDED that the aggregate Dollar Equivalent amount of all such Investments made after the date of this Agreement (other than Investments in the Company's joint venture with Hobic Bit Industries Corporation involving bit manufacturing which do not exceed $7,500,000 in the aggregate) shall not at any time exceed 15% of Stockholders' Equity (calculated for each such Investment as at the date such Investment is made)."

         1.8 AMENDMENT TO SECTION 10.11(j). Clause (j) of Section 10.11 is amended by (i) deleting the amount "U.S.$20,000,000" therein and (ii) substituting the amount "U.S.$25,000,000" therefor.

        1.9 AMENDMENT TO SECTION 10.15. Section 10.15 is amended in its entirety to read as follows:

                  "10.15 FURTHER ASSURANCES. (a) Cause all Material Subsidiaries to guaranty the obligations of the Borrowers hereunder pursuant to the Guaranty; and in furtherance of the foregoing, immediately upon the creation or acquisition of any Material Subsidiary cause such Material Subsidiary to execute and deliver a counterpart of the Guaranty.

                  (b) Take, and cause each of its domestic Material Subsidiaries to take, such actions as are necessary or as the Agent or the Required Banks may reasonably request from time to time (including the execution and delivery of security agreements, pledge agreements, financing statements and other documents, the filing or recording of any of the foregoing, the delivery of stock certificates and other collateral with respect to which perfection is obtained solely by possession, the notation of the Agent's Liens on certificates of title for vehicles and the delivery of opinions of counsel) to ensure that the obligations of the Company and each domestic Material Subsidiary hereunder and under the Guaranty, as applicable, are secured by perfected security interests in substantially all of the personal property of each such entity (including, promptly upon the acquisition or creation thereof, any domestic Material Subsidiary acquired or created after the date hereof); PROVIDED that unless the Required Banks otherwise request, neither the Company nor any domestic Material Subsidiary shall be required (a) to cause the Agent's Lien to be noted on the certificate of title for any vehicle with a net book value of less than U.S.$2,000;
         (b) to pledge the stock of any Subsidiary which has assets of less than $5,000 and is not actively engaged in any business; or (c) pledge more than 65% of the stock of Layne Australia or any Foreign Subsidiary."

        1.10 ADDITION TO SECTION 10. Section 10 is amended by adding the following Section 10.23 thereto:

                  "10.23 NORTH AMERICAN ASSETS. Not permit the net book value of all inventory and equipment of the Company and its domestic Material Subsidiaries which is located in the United States or in a province of Canada in which all required steps have been taken to perfect the Collateral Agent's Lien on such assets to be less than U.S.$25,000,000."

        1.11 ADDITION TO SECTION 12. Section 12 is amended by adding the following Section 12.1.12 thereto:

                  "12.1.12 INVALIDITY OF COLLATERAL DOCUMENTS. Any Collateral Document shall cease to be in full force and effect with respect to the Company or any Guarantor (other than as a result of a transaction permitted hereunder), the Company or any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document to which such entity is a party, or the Company or any Guarantor (or any Person by, through or on behalf of the Company or such Guarantor) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document."

        1.12 ADDITION TO SECTION 13. Section 13 is amended by adding the following Section 13.11 thereto:

                  "Section 13.11 COLLATERAL MATTERS. The Banks irrevocably authorize the Agent, at its option and in its discretion, (a) to release any Lien on any property granted to or held by the Agent under any Collateral Document (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of the Company and Layne Australia hereunder and the expiration or termination of all Letters of Credit; (ii) which is sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder or (iii) subject to SECTION 15.1, if approved, authorized or ratified in writing by the Required Banks; (b) to subordinate any Lien on any property granted to or held by the Agent under any Collateral Document to the holder of any Lien on such property which is permitted by SECTION 10.8 hereof; and (c) to release any Subsidiary from its obligations under the Guaranty if such entity ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Agent at any time, the Required Banks will confirm in writing the Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary from its obligations under the Guaranty, pursuant to this SECTION 13.11."

        1.13 SCHEDULE 1.1(a). Schedule 1.1(a) is amended in its entirety by substituting the attached SCHEDULE 1.1(A) therefor.

        1.14 SCHEDULE 1.1(b). Schedule 1.1(b) is amended in its entirety by substituting the attached SCHEDULE 1.1(B) therefor.

         1.15 EXHIBIT F. (i) Section II(A)(1) of Exhibit F is amended by deleting the words "Adjusted EBITA" therein and substituting the words "Adjusted EBITDA" therefor and (ii) Section II(B)(4) of Exhibit F is amended by deleting the ratio "2.75 to 1" therein and substituting "_____ to 1" therefor.

         SECTION 2 WAIVER. The Required Banks hereby waive any non-compliance with Section 10.6.1 of the Credit Agreement for the Computation Periods ending October 31, 1999 and January 31, 2000 and any non-compliance with Section 10.6.2 of the Credit Agreement for the Fiscal Quarter ending January 31, 2000.

        SECTION 3 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks (a) as to the matters set forth in

Section 11.2.1 of the Credit Agreement, as if the representations and warranties set forth therein were made on the date hereof (and after giving effect hereto),
(b) that the execution and delivery by the Company and Layne Australia of this Amendment and by the Company and each Material Subsidiary of each document referred to in SECTION 4 below to which such entity is a party, and the performance by the Company and Layne Australia of their respective obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") and by the Company and each Material Subsidiary of each document referred to in SECTION 4 below to which such entity is a party, (i) are within the corporate powers of the Company, Layne Australia and each Material Subsidiary, as applicable, (ii) have been duly authorized by all necessary corporate action on the part of the Company, Layne Australia and each Guarantor,
(iii) have received all necessary governmental approval and (iv) do not and will not violate any provision of law or contravene or conflict with, or result in a breach of any provision of, the certificate of incorporation or by-laws of the Company, Layne Australia or any Guarantor or of any material agreement, indenture or other contract, or any material order or decree, which is binding upon the Company or any Subsidiary, and (c) that the Amended Credit Agreement is the legal, valid and binding obligation of the Company and Layne Australia, enforceable against the Company and Layne Australia in accordance with its terms.

         SECTION 4 EFFECTIVENESS. The amendments set forth in SECTION 1 above shall become effective, as of the day and year first above written, on the date (the "Fifth Amendment Effective Date") that the Agent shall have received (a) an amendment fee for the account of each Bank which has executed and delivered a counterpart of this Amendment on or before February 14, 2000, in each case in an amount equal to 0.25% of such Bank's Commitment, (b) an Agent's fee for the account of the Agent in an amount separately agreed to by the Company and the Agent and (c) each of the following documents:

        4.1 FIFTH AMENDMENT. Counterparts of this Amendment signed by the Company, Layne Australia and the Required Banks.

        4.2 CONFIRMATION AND AMENDMENT OF GUARANTY. A Confirmation and Amendment substantially in the form of EXHIBIT A signed by each Material Subsidiary.


         4.3 SECURITY AGREEMENT. A security agreement substantially in the form of EXHIBIT B signed by each of the Company and each domestic Material Subsidiary, together with all UCC financing statements (or similar documents) required to perfect the Agent's Lien on substantially all of the personal property of the Company and each domestic Material Subsidiary in which a Lien may be perfected by filing a financing statement under the Uniform Commercial Code of any applicable jurisdiction (or the equivalent thereof in any applicable province of Canada).

         4.4 PLEDGE AGREEMENT. A pledge agreement substantially in the form of EXHIBIT C signed by each of the Company and each domestic Material Subsidiary which has one or more Subsidiaries, together with all stock certificates required to be delivered thereunder and appropriate related stock powers executed in blank.

        4.5 TRUST AGREEMENT. A trust agreement substantially in the form of EXHIBIT D signed by the Company, each domestic Material Subsidiary, the trustees thereunder and the Agent.

        4.6 CORPORATE DOCUMENTS. A certificate of the Secretary or an Assistant Secretary of each of the Company, Layne Australia and each domestic Material Subsidiary as to (a) resolutions of the Board of Directors of such entity authorizing the execution and delivery of this Amendment (in the case of the Company and Layne Australia) and the other documents contemplated hereby to which such entity is a party, (b) the incumbency and signatures of the officers of such entity which are to sign the documents referred to in CLAUSE (A) above and (c) a good standing certificate (or equivalent document) issued by the Secretary of State (or other appropriate governmental official) of the state of organization of such entity.

         4.7 OPINIONS. The opinions of (a) Latham & Watkins, counsel to the Company and the Guarantors, substantially in the form of EXHIBIT F, (b) Kent B. Magill, Vice President-General Counsel and Secretary of the Company, substantially in the form of EXHIBIT G and (c) Prince, Yeates & Geldzahler, Utah counsel to Boyles Bros. Drilling Company, substantially in the form of EXHIBIT H.

         SECTION 5  MISCELLANEOUS.

         5.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Credit Agreement and each other Loan Document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         5.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         5.3 EXPENSES. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable attorneys' fees and charges) in connection with the negotiation, preparation, execution and delivery of this Amendment and the other documents contemplated hereby.

        5.4 GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

        5.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the Company, Layne Australia, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, Layne Australia, the Banks and the Agent and the successors and permitted assigns of the Banks and the Agent.

        5.6 AUTHORIZATION TO SIGN INTERCREDITOR AGREEMENT. The Required Banks hereby authorize (a) the Agent to execute and deliver an Intercreditor Agreement substantially in the form of EXHIBIT D and (b) BofA to act as Collateral Agent under such Intercreditor Agreement.

        5.7 MISCELLANEOUS. No later than March 15, 2000, the Company shall, and shall cause each of its domestic Material Subsidiaries to, take all steps necessary to cause the Agent's Lien to be noted on the certificates of title for substantially all of the vehicles owned by such entity with a net book value in excess of U.S.$2,000.

        5.8 WAIVER OF NOTICE OF COMMITMENT REDUCTION. The Company has requested a permanent reduction in the Commitment Amount to U.S.$64,000,000 pursuant to
Section 6.1.3 of the Credit Agreement. The Required Banks hereby waive the five day notice requirement set forth in such Section 6.1.3, and the Company and the Required Banks agree that such reduction shall become effective immediately upon the effectiveness of this Amendment.

         Delivered at Chicago, Illinois, as of the day and year first above written.

                               LAYNE CHRISTENSEN COMPANY


                               By       /s/ Jerry W. Fanska
                                 --------------------------
                               Title    JErry W. Fanska, Vice Pre
                                    -----------------------------


                               LAYNE CHRISTENSEN AUSTRALIA PTY LIMITED
                               ACN 078 167 610


                               By       /s/ A. B. Schmitt
                                 ------------------------
                               Title    A. B. Schmitt, Director
                                    ---------------------------


                               BANK OF AMERICA, N.A., as Agent

                               By      /s/ M. H. Claggett
                                 ------------------------
                               Title   M. H. Claggett, Vice President
                                    ---------------------------------


                               BANK OF AMERICA, N.A., as a Bank


                               By      /s/ M. H. Claggett
                                 ------------------------
                               Title   M. H. Claggett, Vice President
                                    ---------------------------------


                               MERCANTILE BANK, as Co-Agent and as a Bank


                               By      /s/ Barry Sullivan
                                 ------------------------
                               Title   Barry Sullivan, Vice President
                                    ---------------------------------


                               MICHIGAN NATIONAL BANK, as Co-Agent and as a Bank


                               By      /s/ G. Locher
                                 -------------------
                               Title   Senior Vice President
                                    ---------------------------------


                               THE BANK OF NOVA SCOTIA


                               By      /s/ F. C. H. Ashby
                                 ------------------------
                               Title   Senior Manager Loan Operations
                                    ---------------------------------



                                                                Fifth Amendment

                                   SOCIETE GENERALE - CHICAGO BRANCH


                                   By      /s/ SETH F. ASOFSKY
                                     -------------------------
                                   Title   Seth F. Asofsky, Vice President
                                        ----------------------------------




                                                                Fifth Amendment

                                              SCHEDULE 1.1(a)

                                     COMMITMENT LIMITS AND PERCENTAGES

                                       Amount of                                                Australian
Name of Bank                           Commitment                Percentage                     Percentage
------------                           ----------                ----------                     ----------
Bank of America, NA                    U.S.$16,000,000.00        25.0%                          N/A
BA Australia Limited*                  N/A                       N/A                            40%
Mercantile Bank                        U.S.$16,186,243.39        25.29100529%                   N/A
Michigan National Bank                 U.S.$12,800,000.00        20.0%                          N/A
Bank of New Zealand                    N/A                       N/A                            32%
Australia, a Division
  of National Australia
  Bank Limited*
The Bank of Nova Scotia                U.S.$11,200,000.00        17.5%                          N/A
Societe Generale - Chicago             U.S.  $7,813,756.61       12.20899471%                   N/A
Branch
Societe Generale Australia             N/A                       N/A                            28%
  Limited*                            ____________________________________________________________________

TOTALS                                 U.S.$64,000,000           100%                           100%



*Designated as an Australian Bank by the Bank listed immediately above such Australian Bank.

                                                              Fifth Amendment